UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 31, 2013

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 31, 2013, Rockwood Holdings, Inc. and certain of its subsidiaries (collectively, “Rockwood” or “the Company”) completed the sale of CeramTec, its advanced ceramics business (“CeramTec”), to Faenza Acquisition GmbH (formerly Dido AchteVermögensverwaltungs-GmbH), a German limited liability company affiliated with Cinven, a European private equity firm, for net proceeds of €1.4 billion ($1.8 billion based on the exchange rate of €1.00 = $1.32 as of September 3, 2013), subject to certain potential post closing adjustments. CeramTec, headquartered in Plochingen, Germany, is a leading producer of high performance advanced ceramics materials and products.

Item 8.01              OTHER EVENTS.

On September 4, 2013, Rockwood Specialties Group, Inc. (“RSGI”), a subsidiary of the Company, paid in full all outstanding borrowings under the term loans under the Company’s senior secured credit facility, plus accrued and unpaid interest, in the aggregate amount of $895,087,184.  The term loans were comprised of a Tranche A Term Loan and a Tranche B Term Loan, which at the time of payment had outstanding principal amounts of $306,250,000 and $587,250,000, respectively.  RSGI also paid in full a $50,000,000 revolving demand note it entered into with HSBC Bank USA, National Association, in connection with the closing of the CeramTec transaction, plus accrued and unpaid interest, in the amount of $50,052,055.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(b)           Pro forma financial information.

(i)                                     Rockwood Holdings, Inc.

ROCKWOOD HOLDINGS, INC. UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood, of CeramTec to Faenza Acquisition GmbH (formerly Dido AchteVermögensverwaltungs-GmbH), a German limited liability company affiliated with Cinven, a European private equity firm.

The unaudited pro forma condensed consolidated financial information presented for the balance sheet as of June 30, 2013, comparative statements of operations for the years ended December 31, 2012, 2011, and 2010 and the six months ended June 30, 2013 and 2012 are based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of the advanced ceramics business, had occurred on January 1, 2010 with respect to the statements of operations and on June 30, 2013 with respect to the balance sheet. As of June 30, 2013, the advanced ceramics business met the criteria for being reported as a discontinued operation. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Holdings, Inc.’s annual report on Form 10-K for the year ended December 31, 2012 and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Holdings, Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2013.

The unaudited pro forma condensed consolidated financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of the advanced ceramics business, for which Rockwood Holdings, Inc. is giving pro forma effect, actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that Rockwood Holdings, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

The pro forma information reflects the repayment of all borrowings, and accrued and unpaid interest, under the Company’s senior secured term loans on September 4, 2013 in the aggregate amount of $895.1 million (Tranche A Term Loan in the amount of $306.2 million, Tranche B Term Loan in the amount of $587.3 million and accrued and unpaid interest of $1.6 million). The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes. In accordance with Securities and Exchange Commission (“SEC”) guidance, we have assumed no interest income on the remaining cash proceeds. However, we do expect to generate additional earnings through the use of these cash proceeds.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2013

(Dollars in millions; shares in thousands)

(Unaudited)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$321.7	$812.9	(a)	$1,134.6
Accounts receivable, net	589.6	(76.9)		512.7
Inventories	778.5	(92.1)		686.4
Deferred income taxes	10.4	(1.0)		9.4
Prepaid expenses and other current assets	94.8	40.8		135.6
Total current assets	1,795.0	683.7		2,478.7
Property, plant and equipment, net	1,730.9	(308.4)		1,422.5
Goodwill	854.5	(250.6)		603.9
Other intangible assets, net	410.9	(83.4)		327.5
Deferred financing costs, net	29.8	(10.6	)(b)	19.2
Deferred income taxes	174.2	44.0		218.2
Other assets	68.5	(0.5)		68.0
Total assets	$5,063.8	$74.2		$5,138.0
LIABILITIES
Current liabilities:
Accounts payable	$247.0	$(17.3)		$229.7
Income taxes payable	9.9	(7.8)		2.1
Accrued compensation	106.2	(18.9)		87.3
Accrued expenses and other current liabilities	166.7	(28.5)		138.2
Deferred income taxes	4.4	(0.3)		4.1
Long-term debt, current portion	43.3	(35.5	)(c)	7.8
Total current liabilities	577.5	(108.3)		469.2
Long-term debt	2,180.3	(878.4	)(c)	1,301.9
Pension and related liabilities	564.8	(78.6)		486.2
Deferred income taxes	76.2	(22.2)		54.0
Other liabilities	119.1	(5.4)		113.7
Total liabilities	3,517.9	(1,092.9)		2,425.0
Commitments and Contingencies
Restricted stock units	20.2	—		20.2
EQUITY
Rockwood Holdings, Inc. stockholders’ equity:
Common stock ($0.01 par value, 400,000 shares authorized, 79,247 shares issued and 75,742 shares outstanding)	0.8	—		0.8
Paid-in capital	1,243.7	—		1,243.7
Accumulated other comprehensive loss	(73.1)	22.3		(50.8)
Retained earnings	416.5	1,144.8	(d)	1,561.3
Treasury stock, at cost (3,505 shares)	(217.8)	—		(217.8)
Total Rockwood Holdings, Inc. stockholders’ equity	1,370.1	1,167.1		2,537.2
Noncontrolling interest	155.6	—		155.6
Total equity	1,525.7	1,167.1		2,692.8
Total liabilities and equity	$5,063.8	$74.2		$5,138.0

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

1.  Pro Forma Assumptions and Adjustments

(a)  The use of proceeds from the sale, converted at the exchange rate on June 30, 2013, is as follows (in millions):

Proceeds from sale		$1,755.0
Repayment of senior secured credit facility	(911.0)
Accrued interest on senior secured credit facility	(3.1)
Estimated fees and expenses associated with sale	(28.0)
	(942.1)
Net proceeds		$812.9

The repayment of the term loans under the senior secured credit facility of $911.0 million includes a principal payment of $17.5 million that was made in August 2013. The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes. In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(b)  This represents the write-off of deferred financing costs associated with the debt repaid with the proceeds from this sale.

(c)  Long-term debt is reduced as follows:

Senior secured credit facilities (1):
Term Loan A	$323.7
Term Loan B	587.3
Advanced Ceramics debt (2)	2.9
Total	$913.9

(1)         See (a) above.

(2)         This represents the remaining balance of Advanced Ceramics debt which will be assumed by the purchaser.

(d)  This represents the net gain on sale of $1,152.1 million (including $17.7 million of taxes) less the write-off of deferred financing costs of $7.3 million. The effects of the gain and the write-off of deferred financing costs were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature. We do not expect the transaction to have any federal tax effect as a result of utilization of net operating losses.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

	Six months ended				Six months ended
	June 30, 2013				June 30, 2012
	Rockwood			Pro Forma	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted	Historical	Adjustments		As Adjusted
Net sales	$1,906.9	$(292.9)		$1,614.0	$1,815.1	$(287.4)		$1,527.7
Cost of products sold	1,365.8	(162.8)		1,203.0	1,152.0	(161.9)		990.1
Gross profit	541.1	(130.1)		411.0	663.1	(125.5)		537.6
Selling, general and administrative expenses	375.4	(75.1)		300.3	344.4	(57.0)		287.4
Restructuring and other severance costs	9.8	(0.1)		9.7	17.9	(0.1)		17.8
Asset write-downs and other	5.1	(0.3)		4.8	0.2	—		0.2
Operating income	150.8	(54.6)		96.2	300.6	(68.4)		232.2
Other expenses, net:
Interest expense, net	(52.3)	16.0	(a)	(36.3)	(35.4)	19.5	(a)	(15.9)
Loss on early extinguishment/modification of debt	(17.6)	—		(17.6)	(12.4)	—		(12.4)
Foreign exchange (loss) gain on financing activities, net	(11.4)	15.8	(b)	4.4	(7.7)	24.8	(b)	17.1
Other, net	—	—		—	0.1	—		0.1
Other expenses, net	(81.3)	31.8		(49.5)	(55.4)	44.3		(11.1)
Income from continuing operations before taxes	69.5	(22.8)		46.7	245.2	(24.1)		221.1
Income tax provision (benefit)	19.2	(5.3	)(c)	13.9	(78.2)	(11.2	)(d)	(89.4)
Net income from continuing operations	50.3	(17.5)		32.8	323.4	(12.9)		310.5
Net loss (income) attributable to noncontrolling interest	0.9	—		0.9	(22.7)	—		(22.7)
Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$51.2	$(17.5)		$33.7	$300.7	$(12.9)		$287.8

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$0.66			$0.43	$3.88			$3.71
Diluted	0.64			0.42	3.76			3.60

Dividends declared per share of common stock	$0.80			$0.80	$0.35			$0.35

Weighted average number of basic shares outstanding	77,806			77,806	77,492			77,492
Weighted average number of diluted shares outstanding	79,461			79,461	79,994			79,994

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  Decrease to interest expense, net for the six months ended June 30, 2013 and 2012, respectively, related to the repayment of the senior secured term loans from cash proceeds (in millions):

	Six months ended June 30,
	2013	2012
Senior secured credit facilities (1)	$14.9	$18.1
Amortization of deferred financing costs	1.3	1.4
Advanced Ceramics debt, net of interest income (2)	(0.2)	—
Total	$16.0	$19.5

(1)   See introduction to pro forma financial statements.

(2)   This represents the interest expense related to the remaining balance of Advanced Ceramics debt which will be assumed by the purchaser, net of Advanced Ceramics interest income.

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(b)  Represents the mark-to-market impact of a new intercompany loan entered into as a result of the debt repayment.

(c)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the foreign earnings mix.

(d)  The effective tax rate is higher than the U.S. statutory tax rate of 35% primarily due to the domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance and foreign earnings mix.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
Net sales	$3,506.9	$(546.7)	$2,960.2
Cost of products sold	2,351.8	(312.2)	2,039.6
Gross profit	1,155.1	(234.5)	920.6
Selling, general and administrative expenses	655.4	(111.9)	543.5
Restructuring and other severance costs	45.5	(2.5)	43.0
Asset write-downs and other	0.9	(0.2)	0.7
Operating income	453.3	(119.9)	333.4
Other expenses, net:
Interest expense, net	(86.7)	37.6 (a)	(49.1)
Loss on early extinguishment/modification of debt	(14.8)	—	(14.8)
Foreign exchange loss on financing activities, net	(9.6)	(20.4) (b)	(30.0)
Other, net	0.1	—	0.1
Other expenses, net	(111.0)	17.2	(93.8)
Income from continuing operations before taxes	342.3	(102.7)	239.6
Income tax benefit	(55.9)	(2.0) (c)	(57.9)
Net income from continuing operations	398.2	(100.7)	297.5
Net income attributable to noncontrolling interest	(14.7)	—	(14.7)
Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$383.5	$(100.7)	$282.8

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$4.94		$3.64
Diluted	4.80		3.54

Dividends declared per share of common stock	$1.05		$1.05

Weighted average number of basic shares outstanding	77,665		77,665
Weighted average number of diluted shares outstanding	79,943		79,943

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  Decrease to interest expense, net for the year ended December 31, 2012 related to the repayment of the senior secured term loans from cash proceeds (in millions):

Senior secured credit facilities (1)	$35.0
Amortization of deferred financing costs	2.9
Advanced Ceramics debt, net of interest income (2)	(0.3)
Total	$37.6

(1)         Assumes the repayment of senior secured term loans of $845.8 million on January 1, 2012.

(2)         This represents the interest expense related to the remaining balance of Advanced Ceramics debt which will be assumed by the purchaser, net of Advanced Ceramics interest income.

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(b)  Represents the mark-to-market impact of a new intercompany loan entered into as a result of the debt repayment.

(c)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the foreign earnings mix and the domestic losses that were not benefited due to the Company’s valuation allowance.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
Net sales	$3,669.3	$(585.1)	$3,084.2
Cost of products sold	2,380.0	(339.2)	2,040.8
Gross profit	1,289.3	(245.9)	1,043.4
Selling, general and administrative expenses	705.9	(116.0)	589.9
Restructuring and other severance costs	14.5	(0.7)	13.8
Asset write-downs and other	1.6	(0.6)	1.0
Operating income	567.3	(128.6)	438.7
Other expenses, net:
Interest expense, net	(96.1)	38.3 (a)	(57.8)
Loss on early extinguishment/modification of debt	(16.6)	—	(16.6)
Foreign exchange gain on financing activities, net	1.3	40.5 (b)	41.8
Other, net	0.2	—	0.2
Other expenses, net	(111.2)	78.8	(32.4)
Income from continuing operations before taxes	456.1	(49.8)	406.3
Income tax provision	124.4	(6.5) (c)	117.9
Net income from continuing operations	331.7	(43.3)	288.4
Net income attributable to noncontrolling interest	(40.6)	—	(40.6)
Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$291.1	$(43.3)	$247.8

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$3.80		$3.24
Diluted	3.64		3.10

Weighted average number of basic shares outstanding	76,555		76,555
Weighted average number of diluted shares outstanding	79,865		79,865

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  Decrease to interest expense, net for the year ended December 31, 2011 related to the repayment of the senior secured term loans from cash proceeds (in millions):

Senior secured credit facilities (1)	$36.4
Amortization of deferred financing costs	1.9
Advanced Ceramics debt, net of interest income (2)	—
Total	$38.3

(1)         Assumes the repayment of senior secured term loans of $1,260.0 million on January 1, 2011.

(2)         This represents the interest expense related to the remaining balance of Advanced Ceramics debt which will be assumed by the purchaser, net of Advanced Ceramics interest income.

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(b)  Represents the mark-to-market impact of a new intercompany loan entered into as a result of the debt repayment.

(c)  The effective tax rate is lower than the U.S. statutory tax rate of 35% primarily due to the foreign earnings mix and the domestic utilization of net operating loss carryforwards of which the Company had previously provided a valuation allowance.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

(Dollars in millions; except per share amounts; shares in thousands)

(Unaudited)

	Rockwood Historical	Adjustments	Pro Forma As Adjusted
Net sales	$3,191.6	$(515.6)	$2,676.0
Cost of products sold	2,149.8	(306.2)	1,843.6
Gross profit	1,041.8	(209.4)	832.4
Selling, general and administrative expenses	667.6	(106.1)	561.5
Restructuring and other severance costs	5.0	(1.1)	3.9
Asset write-downs and other	11.5	(0.8)	10.7
Operating income	357.7	(101.4)	256.3
Other expenses, net:
Interest expense, net	(151.1)	84.0 (a)	(67.1)
Loss on early extinguishment/modification of debt	(1.6)	—	(1.6)
Foreign exchange (loss) gain on financing activities, net	(1.0)	45.0 (b)	44.0
Other, net	0.5	—	0.5
Other expenses, net	(153.2)	129.0	(24.2)
Income from continuing operations before taxes	204.5	27.6	232.1
Income tax benefit	(24.6)	11.4 (c)	(13.2)
Net income from continuing operations	229.1	16.2	245.3
Net income attributable to noncontrolling interest	(9.1)	—	(9.1)
Net income attributable to Rockwood Holdings, Inc. shareholders from continuing operations	$220.0	$16.2	$236.2

Earnings per share attributable to Rockwood Holdings, Inc. shareholders from continuing operations:
Basic	$2.93		$3.15
Diluted	2.82		3.02

Weighted average number of basic shares outstanding	74,985		74,985
Weighted average number of diluted shares outstanding	78,093		78,093

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(a)  Decrease to interest expense, net for the year ended December 31, 2010 related to the repayment of the senior secured term loans from cash proceeds (in millions):

Senior secured credit facilities (1)	$80.8
Amortization of deferred financing costs	2.9
Advanced Ceramics debt, net of interest income (2)	0.3
Total	$84.0

(1)         Assumes the repayment of senior secured term loans of $1,506.9 million on January 1, 2010.

(2)         This represents the interest expense related to the remaining balance of Advanced Ceramics debt which will be assumed by the purchaser, net of Advanced Ceramics interest income.

The Company has elected to assume that the remaining cash proceeds will be used for general corporate purposes.  In accordance with SEC guidance, we have assumed no interest income on the remaining cash proceeds.

(b)  Represents the mark-to-market impact of a new intercompany loan entered into as a result of the debt repayment.

(c)  The effective tax rate is higher than the U.S. statutory tax rate of 35% primarily due to the domestic utilization of net operating loss carryforwards for which the Company had previously provided a valuation allowance and foreign earnings mix.

(d)           Exhibits

Exhibit No.	Description

10.1 (A)

Sale and Purchase Agreement, dated June 14, 2013, by certain indirect subsidiaries of Rockwood Holdings, Inc. (“the Company”) and Dido Achte Vermogensverwaltungs-GmbH (“Dido”, which has been renamed Faenza Acquisition GmbH), a German limited liability company.

99.1	Press Release dated September 4, 2013

99.2	Press Release dated September 6, 2013

(A)       Incorporated by reference to the Company’s Current Report on Form 8-K filed on June 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
Name:	Michael W. Valente
Title:	Assistant Secretary

Dated: September 6, 2013